Capital Stock	12 Months Ended
Dec. 31, 2012
Capital Stock
Capital Stock
Pursuant to our shareholder rights plan, each share of common stock outstanding is coupled with one-quarter of a preferred stock purchase right (Right). Each Right entitles our shareholders to purchase, under certain conditions, one one-hundredth of a share of newly issued Series A Junior Participating Preferred Stock at an exercise price of $100. Rights will be exercisable only if someone acquires beneficial ownership of 20 percent or more of our common shares or commences a tender or exchange offer, upon consummation of which they would beneficially own 20 percent or more of our common shares. We will generally be entitled to redeem the Rights at $0.001 per Right at any time until the 10th business day following public announcement that a 20 percent position has been acquired. The Rights will expire on December 11, 2017.
Please read Note 18 — Share-Based Compensation for information about additional shares of common stock that could be issued under terms of our share-based compensation plans.
As a result of the 2007 spin-offs from Temple-Inland, at year-end 2012, personnel of former affiliates held options to purchase 953,000 shares of our common stock. The options have a weighted average exercise price of $22.82 and a weighted average remaining contractual term of three years. At year-end 2012, the options have an aggregate intrinsic value of $1,083,000.
In 2012, we repurchased 94,450 shares of our common stock for $1,409,000. We have repurchased 2,002,145 shares of our common stock for $29,564,000 since we announced our 2009 strategic initiative of repurchasing up to 20 percent or 7,000,000 shares of our common stock.